UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    January 7, 2005
                                                    ---------------------------



                           GENELABS TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


   California               0-19222                     94-3010150
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 (State or other          (Commission                 (IRS Employer
 jurisdiction of          File Number)              Identification No.)
incorporation)


 505 Penobscot Drive, Redwood City, California               94063
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   (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code          (650) 369-9500
                                                        -----------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425
    under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12
    under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule
    13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS.

         On January 7, 2005, Genelabs Technologies, Inc. (the "Company") received a letter from the Nasdaq Stock Market ("Nasdaq") confirming that the Company had regained compliance with Marketplace Rule 4450(a)(5) (the "Rule") because the closing bid price of the Company's common stock has been at $1.00 per share or greater for at least 10 consecutive business days. Accordingly, Nasdaq advised the Company that the matter of the Company's compliance with the Rule is now closed.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                           GENELABS TECHNOLOGIES, INC.


                                           By:    /s/ Matthew M. Loar
                                                  -------------------------
                                           Name:    Matthew M. Loar
                                           Title:   Chief Financial Officer
Date:  January 7, 2005